[Puroflow Incorporated LETTERHEAD]






July 24, 1995



Dear Stockholder:

We take pleasure to invite you to the Annual Meeting of Stockholders of Puroflow Incorporated, to be held at 2:00 p.m., Pacific Time, on Monday, September 18, 1995, at the DoubleTree Guest Suites, 1707 Fourth Street, Santa Monica, California. We enclose the Notice of Meeting and Proxy Statement which describes the matters to be acted upon at the meeting.

Your shares should be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. Please look over the Proxy Statement carefully before voting, then complete, sign and return the enclosed proxy card promptly in the envelope provided.

Thank you for your support of Puroflow Incorporated. We look forward to seeing you at the meeting.

Sincerely,

PUROFLOW INCORPORATED

/s/ Reuben M. Siwek

Reuben M. Siwek
Chairman of the Board

                              PUROFLOW INCORPORATED
                                1631 Tenth Street
                         Santa Monica, California 90404
                Telephone:  (310) 450-6461   Fax:  (310) 450-4598


- --------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 18, 1995

- --------------------------------------------------------------------------------


TO OUR STOCKHOLDERS:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Puroflow Incorporated, which will be held on Monday, September 18, 1995 at 2:00 p.m., Pacific Time, at the DoubleTree Guest Suites, 1707 Fourth Street, Santa Monica, California, 90401 for the following purposes:

(1) Election of a Board of Directors of Six (6) Directors for one (1) year or until their successors are elected and qualified.

(2) To approve the amendment to the Company's 1991 Incentive Stock Option Plan for key employees increasing the number of shares of Common Stock reserved for issuance under that plan from 200,000 to 500,000 shares.

(3) To consider and act upon a proposal to amend the Corporation's Certificate of Incorporation to authorize additional shares of Common Stock from 6,000,000 to 12,000,000 shares.

(4) To vote for the appointment of Auditors for the fiscal year ended January 31, 1996, subject to consummation of a contract satisfactory to the Board of Directors.

(5) To transact such other business as may properly come before the meeting or any adjournments thereof.

In accordance with the provisions of the By-Laws, the Board of Directors has fixed the close of business on May 22, 1995 as the record date for the determination of Holders of Common Stock of the Corporation entitled to notice of and to vote at said Annual Meeting.

A copy of the Corporation's Annual Report to Stockholders for the fiscal year ended January 31, 1995 is enclosed for your review.

                                   By Order of the Board of Directors,



                                   Sandy Yoshisato
                                   Corporate Secretary

Santa Monica, California
July 24, 1995



IT IS IMPORTANT THAT ALL STOCKHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. STOCKHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD MARK, SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WHICH WILL BE USED AT THE ANNUAL MEETING. A PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE.

                              PUROFLOW INCORPORATED
                                1631 Tenth Street
                         Santa Monica, California 90404
                Telephone:  (310) 450-6461   Fax:  (310) 450-4598

- --------------------------------------------------------------------------------

                                 PROXY STATEMENT

- --------------------------------------------------------------------------------


                      SOLICITATION AND REVOCATION OF PROXY

The Annual Meeting of Stockholders of the Corporation will be held on Monday, September 18, 1995 at 2:00 p.m., Pacific Time, or at any adjourned date thereafter, at the DoubleTree Guest Suites, 1707 Fourth Street, Santa Monica, California, 90401. The Corporation expects this Proxy Statement and the enclosed Proxy will first be mailed to Stockholders on or about July 31, 1995.

The accompanying Proxy is solicited on behalf of the Board of Directors of Puroflow Incorporated (hereinafter called "Corporation"), and the Corporation will bear the cost of such solicitation estimated at approximately $2,500.00. Proxies are being solicited by mail and in addition, may be made by Directors, Officers, and regular employees of the Corporation, personally, by telephone or by telegraph, who will receive no special compensation therefor. The person giving the Proxy has the power to revoke it at any time before it is exercised. In the event the Stockholder giving the Proxy attends the Annual Meeting, the Proxy will not be used if such Stockholder so requests.

It is the intention of the person named in the Proxy to vote the shares represented by the Proxy in accordance with the instructions made by a Stockholder and, if no instructions are made, to vote for the election of nominees listed below and for the approval of the selection of independent certified public accountants and in their best judgment with respect to such other business, if any, as may properly come before the meeting.

Shareholders representing more than 50% of the Company's common stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the meeting.

                                  OTHER MATTERS

The Management is not aware, at the date hereof, of any other matters to be presented at this meeting, other than that referred to in the accompanying notice. If any other matters are presented, it is intended that the persons in attendance will vote thereon according to their best judgement. Security Holders may submit proposals for consideration by Stockholders at the next Annual Meeting. The proposals must be received by the Corporation no later than April 1, 1996 for inclusion in the next Proxy Statement.

                             SHARES ENTITLED TO VOTE

On May 22, 1995, the record date for determination of Stockholders entitled to vote at the meeting, there were outstanding 4,578,521 shares of Common Stock, par value - $.06 2/3 per share. Each share entitles the registered holder thereof to one vote; no cumulative voting rights are authorized, and appraisal rights for dissenting shareholders are not applicable to the matters being proposed. The Stock Transfer Books will not be closed.

Mr. George Solymar, former Chief Executive Office and former President, whose mailing address is 2203 Crescent Avenue, Montrose, California 91020 owns 10.1% of the outstanding shares of the Corporation. The Company has no knowledge of any other person holding 5% or more, beneficially or otherwise, except Cede & Co., approximately 67%.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

At the Annual Meeting, six (6) Directors are to be elected, each to serve for a term of one (1) year, or until their successors are elected and qualified. Management intends to vote for the six nominees listed below and it has no reason to believe that any nominees will be unavailable.

          MICHAEL H. FIGOFF, REUBEN M. SIWEK, DR. TRACY KENT PUGMIRE,
                PETER S. WONG, ROBERT A. SMITH, AND LEO S. UNGER

Unless authority to do so is withheld, the proxies will vote the shares represented for the election of the persons named above. In case any of the nominees shall become unavailable for election to the Board of Directors, which is not anticipated, the proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment.

The following table contains biographical information with respect to the Directors and nominees:


                  INFORMATION CONCERNING NOMINEES FOR DIRECTORS

                                                                OWNER OF RECORD    PERCENT
NAME OF NOMINEE              PRINCIPAL           DIRECTOR        & BENEFICIALLY       OF
(AGE)                        OCCUPATION           SINCE           AS OF MAY 22,     CLASS
- ----------------------------------------------------------------------------------------------
MICHAEL H. FIGOFF         President                 1993            57,000(1)           *
(51)

REUBEN M. SIWEK           Chairman of the           1982           128,750(2)(3)      2.8%
(75)                      Board of Directors,
                          and General Counsel

DR. TRACY KENT PUGMIRE    Aerospace                 1991            28,555(4)           *
(64)                      Consultant Member of
                          Audit Committee

PETER S. WONG             Chief Executive           1993            15,000(5)           *
(63)                      Officer

ROBERT A. SMITH           Vice Chairman of the      1994            19,000(6)           *
(55)                      Board of Directors

LEO S. UNGER              Retired Executive          ---           111,000(7)         2.4%
(77)

* Less than 1%
All Directors and Officers as a group (6 persons)                  359,305            7.8%
- ----------------------------------------------------------------------------------------------

(1) Mr. Figoff was elevated to the position of President in February 1995 from his previous position of Executive Vice President. Mr. Figoff joined Puroflow in November 1988 as the Director of Marketing, leaving his previous position as Director of Marketing for a division of Ferranti International. Mr. Figoff has more than 30 years of experience in the marketing and manufacture of aerospace and defense related products. Mr. Figoff holds degrees in Business Administration and Marketing Management. The total shares owned of record include options to purchase 55,000 shares.

(2) Reuben M. Siwek, Esq. was elected to the Board of Directors at the Annual Stockholders' meeting in March 1982. Mr. Siwek is a practicing attorney in the State of New York for more than 44 years. The total shares owned of record include options to purchase 35,000 shares.

                                        2

(3) Mr. Siwek's spouse owns 60,000 shares for which beneficial ownership is disclaimed.

(4) Dr. Tracy Kent Pugmire, PH.D. in Chemistry, was formerly employed by ARDE Inc., from 1985 through April 1991 as an Executive Vice President and Program Manager for the development of auxiliary and emergency gas supply systems for Space Station Freedom. Dr. Pugmire was employed as a Program Manager by Technion Inc. from 1981 to 1985, and prior thereto spent thirteen years with AVCO with responsibility in all areas of propulsion engines and system development, vehicle integration and flight operation. Dr. Pugmire's formal education was in the fields of Engineering Physics and Physical Chemistry. The total shares owned of record include an option to purchase 15,000 shares.

(5) Mr. Peter S. Wong received a diploma in Aeronautics from the College of Aeronautical Engineering, London, England. He is a charter member of the Royal Aeronautical Society and a member of the American Society of Mechanical Engineers. Mr. Wong is the owner, for the past nine years, of Reliable Metallurgical Processes, Inc. The firm provides hydrogen and vacuum furnace services to perform brazing and sintering operations, heat treating processes for stainless steel materials and rolling and rerolling operations of stainless steel screen materials. Mr. Wong has 35 years experience in both military and commercial aircraft and nuclear engineering. Mr. Wong was employed for 19 years as an Engineer and Program Manager at the control division of Fairchild Industries at Manhattan Beach, California. The total shares owned of record include an option to purchase 15,000 shares.

(6) Robert A. Smith received his B.S. Degree in Mechanical Engineering from Polytechnic Institute of Brooklyn (1964) and a Masters in Business Administration from UCLA (1978). His continuing education included Harvard's Advanced Management Program and UCLA's Executive Program. He is currently President of Haskel International Inc. Prior positions included President of Engineered Filtration Company from October 1992 to January 1994, President of Puroflow Corporation from February 1991 to October 1992, and President of RTS Systems Incorporated from May 1988 to February 1991 when the company was acquired by Telex Communications Inc. Mr. Smith served as President of Purolator Technologies Inc from 1980 to 1988, and served HR Textron Inc. from 1964 to 1980 where he was General Manager of the Filter Division. He started his career with Pall Corporation (1960) as a design and applications engineer and was there until 1964. Mr. Smith is a Certified Professional Manager with extensive engineering, marketing and general management experience in the filter industry. The total shares owned of record include an option to purchase 15,000 shares.

(7) Leo S. Unger received his BA Degree in Math and Chemistry in 1940 from Drake University in Iowa. Mr. Unger served with distinction in the United States Marine Corps from 1940 to 1958, retiring with the rank of Lt. Colonel. Mr. Unger established his executive and marketing abilities in 1953 as a Manufacturers Representative when he created Leo Unger & Associates and various wholly owned subsidiaries engaged in the importation of fishing tackle and small screw machine parts for distribution through wholesale distributors in the United States. He served as President from 1953 through 1985 when he retired. Mr. Unger will add his executive organized marketing skills to the Board and its new Management team.

All of the Nominees were previously elected at the Annual Meeting of Stockholders except Leo S. Unger who is a new nominee. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES DESCRIBED ABOVE.


                                  STOCK OPTIONS

During the fiscal year ended January 31, 1995, Non-Statutory Stock Options aggregating 70,000 shares were terminated, and 30,000 shares are outstanding.

                                  PROPOSAL TWO
                     APPROVAL OF AMENDMENT TO THE COMPANY'S
               1991 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES

In April 1992, the Board adopted an amendment to the 1991 Plan approving an increase in the number of shares authorized under the Plan from 100,000 to 200,000 shares which was approved by Stockholders at the Annual Meeting August 1992. A further increase in the number of shares authorized under the Plan from 200,000 shares to 500,000 shares is now being requested of Stockholders to attract and motivate key employees for the benefit of the Company. All other terms and conditions of the 1991 Option Plan remain in full force and effect.

At the annual meeting, the Stockholders are being requested in Proposal Two to approve the further amendment to the 1991 Option Plan as described above. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve the amendment to the 1991 Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL TWO.

The essential features of the 1991 Incentive Stock Plan for key employees are described below.

               1991 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES

The Board of Directors adopted at its meeting February 14, 1991, approved by Stockholders at their annual meeting July 30, 1991, a 1991 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES ("The Plan") the purpose of which is intended as an incentive, and to encourage ownership of Common Stock by the Holders of the Options in order to increase their proprietary interests in the Company's success and induce qualified personnel to enter the employment of the Company or its Subsidiaries, or encourage them to remain in the employ of the Company or its Subsidiaries.

In April 1992, the Board adopted an amendment to the 1991 Plan approving an increase in the number of shares authorized under the Plan from 100,000 to 200,000 shares subject to approval of Stockholders at the annual meeting. All other terms and conditions of the 1991 Option Plan remain in full force and effect.

The Plan is administered by a Stock Option Plan Committee appointed by the Board of Directors from among its members, or by a committee designated by the Board who shall be eligible to be participants, and shall consist of not less than three such members.

The aggregate maximum number of shares of Common Stock available for awards under the plan is 200,000 shares (subject to adjustments to reflect changes in the Company's capitalization). Awards under The Plan may be made to Key Employees recommended by the Committee and approved as participants by the Board of Directors. No option shall be granted to replace an option that is surrendered for the sole purpose of obtaining a substitute option.

The exercise price of the option will be at least 100% of the fair market value of the shares of common stock on the date the option is granted, or not less than 110% of the fair market value to those employees owning more than ten (10) percent of the voting power, or value of all classes of stock of the Company at the time of the grant. No option period shall exceed ten (10) years except those employees owning more than 10% of the voting power where the option period shall be limited to five (5) years. No option shall be granted after February 14, 2001. The Plan contains provisions for the termination of unexercised options upon resignation of the employee, right to exercise option by personal representative of the deceased employee, right to exercise at the rate of 20% per annum for date of the grant of option, and provisions for adjustment resulting from stock dividends, stock splits, recapitalization combination or exchange of shares, merger, consolidation acquisitions of property or stock, reorganization or liquidation.

Options have been granted for 136,350 shares as of February 28, 1995 of which 100 shares were exercised, 136,250 options outstanding, and 63,750 options available for future grants to Key Employees.

                                 PROPOSAL THREE
                    PROPOSED AMENDMENT OF THE CORPORATION'S
             CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

The Certificate of Incorporation of the Corporation currently authorizes the issuance of up to 500,000 shares of preferred stock and 6,000,000 shares of Common Stock. The Board of Directors of the Corporation is proposing to amend the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock from 6,000,000 to 12,000,000, and has adopted and recommends that the stockholders approve the following resolution:

RESOLVED, that ARTICLE FOURTH of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

     ARTICLE FOURTH: the aggregate number of shares which the Company shall have authority to issue is 12,500,000, of which 500,000 shares of the par value of $.10 per share shall be designated "Preferred Stock" and 12,000,000 shares of the par value of $.01 per share shall be designated "Common Stock." Authority is hereby expressly granted to the Board of Directors, at any time and from time to time, to issue the Preferred Stock as Preferred Stock of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series and the powers, designations, preferences, rights, qualifications, limitations, and restrictions of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

As of January 31, 1995, an aggregate of 229,900 Shares of Common Stock was reserved for issuance under the 1991 Incentive Stock Option Plan, and the non-statutory Stock Options outstanding (excluding the proposed Amendment to the 1991 Plan). The effectiveness of the Amendment to the 1991 Plan is subject to its approval by the Stockholders of the Corporation and to the approval by Stockholders of the Amendment to increase the amount of Common Stock which the Corporation is authorized to issue.

The additional authorized shares that would be available for issuance, if the proposed amendment is approved, may be issued for any proper corporate purpose by the Board of Directors at any time without further stockholder approval (subject, however, to applicable statutes or the rules of the National Association of Securities Dealers Automated Quotation System which require stockholder approval for the issuance of shares in certain circumstances). The Board of Directors believes it is desirable to give the Corporation this flexibility in considering such matters as stock dividends, raising additional capital, acquisitions, or other corporate purposes. The authorization of such shares will enable the Corporation to act promptly and without additional expense if appropriate circumstances arise which require the issuance of such shares. The Corporation engages in discussions from time to time regarding the issuance and sale of shares of Common Stock. Holders of Common Stock are not entitled to preemptive rights, and to the extent that any additional shares of Common Stock or securities convertible into Common Stock may be issued on other than a pro rata basis to current stockholders, the present ownership portion of current stockholders may be diluted. Depending upon the circumstances in which additional shares of Common Stock are issued, the overall effects of such issuance may be to render more difficult or to discourage a merger, tender offer, proxy contest, or the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management. Management of the Corporation is not aware of any possible takeover attempts at this time.

VOTE REQUIRED

The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required to approve the resolution to amend the Certificate of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE ADOPTION OF SUCH RESOLUTION.

                                  PROPOSAL FOUR
                     RATIFICATION OF APPOINTMENT OF AUDITORS

Deloitte & Touche, certified public accountants, performed the examination of the Corporation's books and records for the fiscal year ended January 31, 1995 and issued their report in connection therewith. The Board of Directors requests Stockholders' approval for the appointment of Deloitte & Touche, certified public accountants, for the fiscal year ended January 31, 1996 based upon proposals submitted to Management of the Company. There is no direct or indirect relationship between the Auditors and the Corporation. The Auditors are not expected to attend the Annual Meeting of the Stockholders. The Corporation has an Audit Committee composed of two outside Directors.

An affirmative vote of the majority of the outstanding shares of Common Stock is required to approve this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                       MEETING OF THE BOARD AND COMMITTEES

The Board of Directors held eight meetings during the fiscal year ended January 31, 1995. No nominee who was a Director during the fiscal year attended less than 75% of the meetings of the Board of Directors. The Board of Directors has an audit committee consisting of three Directors, Robert A. Smith, Peter S. Wong and Dr. Tracy Kent Pugmire. The primary functions of the audit committee are to review the Corporation's independent auditors, and to review the overall scope of the audit. The audit committee held one meeting in fiscal 1995. The Board of Directors does not have a standing nominating committee. Nominees are made by the entire Board of Directors. The Board of Directors has a compensation committee consisting of three Directors, Reuben M. Siwek, Robert A. Smith and Peter S. Wong. The committee held a meeting in January 1995 to fix the compensation of the new Chief Financial Officer and the new Chief Executive Officer.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors, and Shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, between February 1, 1994 and January 31, 1995 all Section 16(a) filing requirements applicable to its Officers, Directors and ten-percent Shareholders were complied with.

The Company believes that each of the items set forth in the foregoing reporting disclosure is technical in nature, and that none of the transactions not reported on a timely basis involves violation of the trading prohibitions set forth in Section 16(b) of the Securities Exchange Act of 1934.


                              EMPLOYMENT AGREEMENT

The Company entered into an employment contract with Michael H. Figoff, Executive Vice President, dated March 1, 1993 for a term of five years at $95,000.00 per annum increased to $104,500.00 effective February 14, 1994. Mr. Figoff was elected President on February 1, 1995.

                                   MANAGEMENT
                        EXECUTIVE OFFICERS AND DIRECTORS

The Executive Officers and Directors of the Company are as follows:


NAME                      AGE       POSITION
- ----                      ---       --------

Peter S. Wong             63        Chief Executive Officer and Director
Michael H. Figoff         51        President and Director
Sandy Yoshisato           31        Corporate Secretary
Reuben M. Siwek           75        Chairman of the Board of Directors
Robert A. Smith           55        Vice Chairman of the Board of Directors
Dr. Tracy K. Pugmire      64        Director
Leo S. Unger              77        Director


                             EXECUTIVE COMPENSATION

The compensation of each of the five (5) most highly compensated Executive Officers of the Company and its subsidiaries, and of all Executive Officers as a group, for services rendered to the Company in all capacities during the twelve month period ended January 31, 1995 was as follows:

                                           ANNUAL                   ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     COMPENSATION     OPTIONS   COMPENSATION
- ---------------------------    ----     ------------     -------   ------------
Michael H. Figoff              1995      $ 105,213        55,000     $ 16,748
President                      1994         92,695                     13,493
                               1993         86,690                      6,600

Joseph B. Jasso, Former        1995         96,956                     17,420
Chief Executive Officer and    1994         98,604                     15,707
President                      1993         55,322                      3,500

Daniel Stoleson, Former        1995         46,412                      5,648
CFO and Treasurer              1994           -0-
                               1993           -0-

John L. Nielsen, Former        1995         28,718                      2,005
CFO and Treasurer              1994         36,616                      3,684
                               1993

Sandy Yoshisato                1995         37,266         2,000
Corporate Secretary            1994         33,512                         94
                               1993           -0-

Total 1995                               $ 314,565        57,000      $41,821(1)

(1) Includes auto allowance, life insurance, and disability premiums

                           RELATED PARTY TRANSACTIONS

The Company incurred expenses of approximately $80,000, $77,750, and $55,500 during 1995, 1994, and 1993, respectively, for legal services rendered by a member of a law firm who is a Chairman of the Company.

The Company incurred expenses of approximately $150,000, $233,000, and $175,000, during 1995, 1994, and 1993, respectively, for rental of the principal manufacturing and corporate offices of the Company from a company owned by a former member of the Board of Directors. The Company also pays approximately $1,750 per month to this company under a capital lease obligation and has a note payable to this Company. (See Note 5.)


                              FINANCIAL STATEMENTS

A copy of the Annual Report of the Corporation for the fiscal year ended January 31, 1995 is enclosed herein for your review. Any Shareholder may obtain, without charge, a copy of the Corporation's Report on Form 10-K as filed with the Securities and Exchange Commission by sending a written request to the Corporate Secretary of the Corporation, 1631 Tenth Street, Santa Monica, California 90404.

                                     PROXY
                             PUROFLOW INCORPORATED
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 18, 1995

    The undersigned stockholder of PUROFLOW INCORPORATED appoints Reuben M. Siwek and Michael H. Figoff, or any one of them, with full powers of substitution to be the attorneys and Proxies to vote all shares of Stock of said Corporation which the undersigned is entitled to vote, with all of the powers which the undersigned would possess if personally present at the Annual Meeting of the Stockholders to be held at the DoubleTree Guest Suites, 1707 Fourth Street, Santa Monica, California at 2:00 p.m., Pacific Time, on Monday, September 18, 1995 at any adjournment thereof, upon the following matters:

(1)        FOR  / / or VOTE WITHHELD  with respect to / / the  election of MICHAEL H. FIGOFF, REUBEN  M. SIWEK, ROBERT A. SMITH, DR.
           TRACY KENT PUGMIRE, PETER S. WONG, and LEO S. UNGER as Directors of the Corporation. YOU MAY DELETE ANY NAMED NOMINEE  BY
           LINING THROUGH THE NAME OF THE ORIGINAL NOMINEE.
(2)        To  approve the amendment to  the Company's 1991 Incentive Stock  Option Plan for key  employees increasing the number of shares of Common Stock reserved for issuance under that plan from 200,000 to 500,000 shares.
                                     / /  FOR                         / /  AGAINST                         / /  ABSTAIN
(3)        To consider and  act upon a  proposal to  amend the Corporation's  Certificate of Incorporation  to authorize  additional shares of Common Stock from 6,000,000 to 12,000,000 shares.
                                     / /  FOR                         / /  AGAINST                         / /  ABSTAIN
(4)        To vote for the appointment of Auditors for the fiscal year ended January 31, 1996, subject to consummation of a contract satisfactory to the Board of Directors.
                                     / /  FOR                         / /  AGAINST                         / /  ABSTAIN
(5)        To transact such other business as may properly come before the meeting or any adjournments thereof.

                   (Continued and to be signed on other side)

                          (Continued from other side)

    The shares presented hereby will be voted in accordance with the instructions herein, but where instructions are not indicated, the Proxy will be voted FOR the election of Directors and FOR proposals #2, #3, #4 and #5 above, all in accordance with the Proxy Statement of the Corporation, receipt of which is hereby acknowledged.

    The undersigned also confers discretionary authority upon the Proxies named herein to vote such other matters as may properly come before the said meeting, or any adjournment thereof. Management is not aware of any such matters. The undersigned hereby acknowledges the receipt of Notice of said Annual Meeting of the Stockholders, with Proxy Statement attached and Annual Report for fiscal year ended January 31, 1995.
NUMBER OF SHARES _________________           DATED: ____________________________
                                             ___________________________________
                                             PLEASE PRINT NAME
                                             SIGNATURE: ________________________
                                             ___________________________________
                                             SIGNATURE(S) MUST CORRESPOND
                                             EXACTLY  WITH  NAMES  AS  IMPRINTED
                                             HEREON. WHEN  SIGNING AS  ATTORNEY,
                                             EXECUTOR  OR ADMINISTRATOR, TRUSTEE
                                             OR GUARDIAN, PLEASE  GIVE THE  FULL
                                             TITLE AS SUCH, AND IF THE SIGNER IS
                                             A CORPORATION, PLEASE SIGN WITH THE
                                             FULL   CORPORATE   NAME   BY   DULY
                                             AUTHORIZED  OFFICER.  IF  STOCK  IS
                                             HELD  IN THE NAME  OF MORE THAN ONE
                                             PERSON, ALL NAMED HOLDERS MUST SIGN
                                             THE PROXY.

NOTICE: THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. PLEASE DATE, FILL IN, SIGN AND RETURN IN THE ENCLOSED PREPAID ENVELOPE.